                                                                EXHIBIT 4.1





COMMON STOCK                                                        COMMON STOCK


                                    I T E Q



THIS CERTIFICATE IS TRANSFERABLE IN                        CUSIP 450430 10 3
  CHICAGO, IL OR NEW YORK, NY                SEE REVERSE FOR CERTAIN DEFINITIONS



              ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE


      THIS CERTIFIES THAT




      IS THE OWNER OF


              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF ITEQ, INC. transferable on the books of the Corporation by the holder in person or by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

          This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


      Dated:

                                   ITEQ, INC.
                            DELAWARE CORPORATE SEAL


/s/ Larry W. McAfee                                       /s/ Mark E. Johnson
--------------------------                            --------------------------
   Secretary                                                    President
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                                   ITEQ, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations.

TEN COM - as tenants in common                     UNIF GIFT MIN ACT - ___________ Custodian __________
TEN ENT - as tenants by the entireties                               (Cust)                 (Minor)
JT TEN  - as joint tenants with right of               under Uniform Gifts to Minors
          survivorship and not as tenants              Act
          in common                                       ---------------------------------------------
                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, ________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIPP
                               CODE OF ASSIGNEE
--------------------------------------------------------------------------------

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                                                                      Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.




                                  --------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                                                --------------------------------
                                                ALL GUARANTEES MUST BE MADE BY A
                                                FINANCIAL INSTITUTION (SUCH
                                                AS A BANK OR BROKER) WHICH IS
                                                A PARTICIPANT IN THE
                                                SECURITIES TRANSFER AGENTS
                                                MEDALLION PROGRAM ("STAMP"),
                                                THE NEW YORK STOCK EXCHANGE,
                                                INC. MEDALLION SIGNATURE
                                                PROGRAM ("MSP"), OR THE STOCK
                                                EXCHANGES MEDALLION PROGRAM
                                                ("SEMP") AND MUST NOT BE
                                                DATED, GUARANTEES BY A NOTARY
                                                PUBLIC ARE NOT ACCEPTABLE.
                                                --------------------------------